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                                  EUREKA FUNDS
                         SUPPLEMENT DATED JUNE 12, 2001

               TO THE CLASS A SHARES AND CLASS B SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2001

                         TO THE TRUST SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2001


REORGANIZATION OF THE EUREKA FUNDS' INVESTMENT ADVISER

Sanwa Bank California has reorganized its investment advisory division to form Eureka Investment Advisors, Inc. (Eureka Investment Advisors), a separate, wholly owned subsidiary of Sanwa Bank California. On May 1, 2001, Eureka Investment Advisors succeeded Sanwa Bank California as the investment adviser to the Eureka Funds. The management and investment advisory personnel of Sanwa Bank California that provided investment management services to Eureka Funds continue to do so as the personnel of Eureka Investment Advisors.

UNDER THE SECTION ENTITLED "INVESTMENT MANAGEMENT - INVESTMENT ADVISER," THE FIRST AND SECOND PARAGRAPHS ARE REPLACED IN THEIR ENTIRETY WITH THE FOLLOWING:

Eureka Investment Advisors, Inc. (Eureka Investment Advisors or the Adviser), 601 S. Figueroa Street, Los Angeles, California 90017, serves as the investment adviser to each Fund, subject to the general supervision of the Board of Trustees of the Funds and, is responsible for the day-to-day management of their investment portfolios. As of May 1, 2001, Eureka Investment Advisors had approximately $1 billion in assets under management. Eureka Investment Advisors is a separate, wholly owned subsidiary of Sanwa Bank California. Sanwa Bank California is a wholly-owned subsidiary of The Sanwa Bank, Limited of Japan. Established in 1972, Sanwa Bank California provides a full range of individual and business banking services through a network of more than 100 branches and offices statewide. As of March 31, 2001 Sanwa Bank California had approximately $9 billion in assets under management.

All of the Eureka Funds, including the Eureka U.S. Treasury Obligations Fund and the Eureka Prime Money Market Fund, are managed by a team of investment professionals at Eureka Investment Advisors who make the investment decisions and continuously review and administer the investment programs of each Fund.

         SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.